BALANCE SHEETS - USD ($)	Dec. 31, 2015	Jan. 31, 2015
Current Assets
Cash and cash equivalents		$ 16
Total Current Assets		16
TOTAL ASSETS	$ 0	16
Current Liabilities
Accounts payable and accrued expenses	6,831	3,312
Shareholder advance	96,298	21,967
Total Current Liabilities	$ 103,129	25,279
Convertible notes payable, related party, net of debt discounts		6,530
TOTAL LIABILITIES	$ 103,129	$ 31,809
STOCKHOLDERS' DEFICIT
Preferred stock: 10,000,000 authorized; $0.00001 par value 0 and 0 shares issued and outstanding
Common stock: 500,000,000 authorized; $0.00001 par value 33,570,000 and 58,319,000 shares issued and outstanding	$ 583	$ 336
Additional paid-In capital	2,281,284	1,988,790
Accumulated deficit	(2,384,996)	(2,020,919)
Total Stockholders' Deficit	(103,129)	(31,793)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 0	$ 16